UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2022

GOOD GAMING, INC.

(Exact name of registrant as specified in charter)

Nevada	000-53949	26-3988293
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

415 McFarlan Road, Suite 108

Kennett Square, PA 19348

(Address of Principal Executive Offices) (Zip Code)

(888) 295-7279

(Registrant’s Telephone Number, Including Area Code)

2130 N. Lincoln Park West, Suite 8N

Chicago, IL 60614

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 1.01 of the Current Report on Form 8-K filed on January 7, 2022 (the “Original Form 8-K”) solely to correct an error in calculation of the outstanding balance to be paid to ViaOne Services, LLC, a Texas limited liability company (“ViaOne”) under the original Employee Services Agreement, which was effective on March 1, 2017. ViaOne was owed 24,540 shares of the Company’s Series E Preferred Stock under the Original Agreement, not 25,680 shares of Series E Preferred Stock. The parties have agreed to cancel the additional 1,140 shares of Series E Preferred Stock.

Except as described above, no other changes have been made to the 8-K and this Form 8-K/A does not amend or update any other information in the 8-K. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the 8-K filing. Accordingly, this Form 8-K/A should be read in conjunction with the Company’s filings made with the SEC subsequent to the date of the filing of the 8-K.

Item 1.01 Entry into a Material Agreement.

Amendments to Employee Services Agreements

On December 31, 2021, Good Gaming, Inc. (the “Company”) and ViaOne Services, LLC, a Texas Limited Liability Company (the “ViaOne”) entered into an amendment to the Employee Services Agreement (the “Employee Services Agreement”), which became effective on September 1, 2021, and superseded the prior services agreement, which was effective March 1, 2017, amended on January 1, 2018, and expired on August 31, 2021 (the “Original Agreement”). Pursuant to the Employee Services Agreement, the Management Fee due ViaOne shall be convertible into 1,557 shares of the Company’s Series E Preferred Stock for services rendered through December 31, 2021. Previously, the Management Fee was convertible into shares of the Company’s common stock.

Additionally, on December 31, 2021, the Company amended the Original Agreement to allow for the conversion of the outstanding balance remaining to be paid under the Original Agreement to be converted into 24,540 shares of the Company’s Series E Preferred Stock, which fulfills all remaining obligations under the Original Agreement.

The foregoing description of the Amendment to the Employee Services Agreement and the Amendment to the Original Agreement is not complete and is subject to, and qualified in its entirety by the full text of the Amendment to the Original Agreement and the New Agreement, which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, the terms of which are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2022

Good Gaming, Inc.

By:	/s/ David B. Dorwart
Name:	David B. Dorwart
Title:	Chief Executive Officer